UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  March 1, 2007
(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

          Delaware                   333-137192-02             13-3320910
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(State or other jurisdiction      (Commission File No.)     (IRS Employer
      of incorporation)                                   Identification No.)


             11 Madison Avenue
             New York, New York                                     10010
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   (Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including area code (212) 325-2000
                                                   -----------------------------


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        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

            On March 16, 2007, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2007-C1 in thirty classes. The Class A-1, Class A-2, Class A-AB, Class A-3, Class A-1-A, Class A-M, Class A-MFL, Class A-J and Class A-SP Certificates (collectively, the "Offered Certificates") with an aggregate principal balance of $2,983,758,000 were sold to Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Wachovia Capital Markets, LLC and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated March 1, 2007, between the Registrant and the Underwriters, a form of which is filed as Exhibit 1.1. The Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class T and Class A-X (collectively the "Private Certificates" and together with the Offered Certificates and the Class R, Class LR and Class V Certificates, the "Certificates") with an aggregate principal balance of $387,720,040 were sold to Credit Suisse Securities (USA) LLC pursuant to a Certificate Purchase Agreement, dated March 1, 2007, between the Registrant and Credit Suisse Securities (USA) LLC (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The Certificates were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank, N.A., as trustee, Capmark Finance, Inc., as master servicer, and Midland Loan Services, Inc. as special servicer, a form of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2007 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 10.1 and (2) Capmark Finance, Inc. (the "Capmark Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2007 (the "Capmark Mortgage Loan Purchase Agreement"), between the Capmark Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 10.2.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

            In addition to those agreements described above, attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

ITEM 9.01 Financial Statements and Exhibits.

(d)   Exhibits

            Exhibit No.             Description
            -----------             -----------

            1.1                     Underwriting Agreement

            4.1                     Pooling and Servicing Agreement

            10.1                    Column Mortgage Loan Purchase Agreement

            10.2                    Capmark Mortgage Loan Purchase Agreement

            10.3 ISDA Master Agreement dated as of March 16, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust Series 2007-C1

            10.4 Schedule to the ISDA Master Agreement dated as of March 16, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust Series 2007-C1

            10.5 ISDA Credit Support Annex (Bilateral Form--New York Law) to the Schedule to the ISDA Master Agreement dated as of March 16, 2007, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust Series 2007-C1

            10.6 Confirmation dated as of March 16, 2007, by Credit Suisse International and Credit Suisse Commercial Mortgage Trust Series 2007-C1

            10.7 Novation Confirmation dated as of March 16, 2007, between Credit Suisse International, Credit Suisse Management LLC and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust Series 2007-C1

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE SECURITIES CORP.

Date: April 2, 2007

                                   By:    /s/ Jeffrey Altabef
                                          ------------------------------------
                                   Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

1.1                   Underwriting Agreement                             E

4.1                   Pooling and Servicing Agreement                    E

10.1                  Column Mortgage Loan Purchase Agreement            E

10.2                  Capmark Mortgage Loan Purchase Agreement           E

10.3                  ISDA Master Agreement dated as of March            E
                      16, 2007, between Credit Suisse
                      International and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust
                      Series 2007-C1

10.4                  Schedule to the ISDA Master Agreement              E
                      dated as of March 16, 2007, between Credit
                      Suisse International and Wells Fargo Bank,
                      N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust
                      Series 2007-C1

10.5                  ISDA Credit Support Annex (Bilateral               E
                      Form--New York Law) to the Schedule to the ISDA Master Agreement dated as of March
                      16, 2007, between Credit Suisse
                      International and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust
                      Series 2007-C1

10.6                  Confirmation dated as of March 16, 2007,           E
                      by Credit Suisse International and Credit
                      Suisse Commercial Mortgage Trust Series
                      2007-C1

10.7                  Novation Confirmation dated as of March            E
                      16, 2007, between Credit Suisse
                      International, Credit Suisse Management
                      LLC and Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trustee on behalf of Credit
                      Suisse Commercial Mortgage Trust Series
                      2007-C1